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                                                                    EXHIBIT 20.1

                                                                      EXHIBIT C

FORM OF MONTHLY SERIES 1996-1 CERTIFICATEHOLDERS' STATEMENT

                                 Series 1996-1

                         FIRST UNION DIRECT BANK, N.A.

                   ------------------------------------------

                      FIRST UNION MASTER CREDIT CARD TRUST

                   ------------------------------------------


       The information which is required to be prepared with respect to the Distribution Date of May 17, 1999 and with respect to the performance of the Trust during the preceding Monthly Period.

       Capitalized terms used in this Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

A.     Information Regarding the Current Monthly Distribution (Stated on the
       ---------------------------------------------------------------------
       basis of $1,000 Original Certificate Principal Amount)
       ------------------------------------------------------

       1    The amount of the current monthly distribution in
            respect of Class A Monthly Principal                                      0
                                                                       ----------------

       2    The amount of the current monthly distribution in
            respect of Class B Monthly Principal                                      0
                                                                       ----------------

       3    The amount of the current monthly distribution in
            respect of Collateral Monthly Principal                                   0
                                                                       ----------------

       4    The amount of the current monthly distribution in
            respect of Class A Monthly Interest                               4,167,600
                                                                       ----------------

       5    The amount of the current monthly distribution in
            respect of Class A Deficiency Amounts                                     0
                                                                       ----------------

       6    The amount of the current monthly distribution in
            respect of Class A Additional Interest                                    0
                                                                       ----------------

       7    The amount of the current monthly distribution in
            respect of Class B Monthly Interest                                 349,016
                                                                       ----------------

       8    The amount of the current monthly distribution in
            respect of Class B Deficiency Amounts                                     0
                                                                       ----------------

       9    The amount of the current monthly distribution in
            respect of Class B Additional Interest                                    0
                                                                       ----------------

       10   The amount of the current monthly distribution in
            respect of Collateral Monthly Interest                              577,766
                                                                       ----------------


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
       11   The amount of the current monthly distribution in
            respect of any accrued and unpaid Collateral
            Monthly Interest                                                          0
                                                                       ----------------

B.     Information Regarding the Performance of the Trust
       --------------------------------------------------

       1    Collection of Principal Receivables
            -----------------------------------

            (a)  The aggregate amount of Principal Collections
                 processed during the preceding Monthly Period
                 which were allocated in respect of the
                 Class A Certificates                                        88,187,911
                                                                       ----------------

            (b)  The aggregate amount of Principal Collections
                 processed during the preceding Monthly Period
                 which were allocated in respect of the
                 Class B Certificates                                         7,215,401
                                                                       ----------------

            (c)  The aggregate amount of Principal Collections
                 processed during the preceding Monthly Period
                 which were allocated in respect of the
                 Collateral Interest                                         11,491,155
                                                                       ----------------

       2    Principal Receivables in the Trust
            ----------------------------------

            (a)  The aggregate amount of Principal
                 Receivables in the Trust as of the end of the
                 day on the last day of the preceding Monthly
                 Period (ending Principal balance)                        1,973,090,573
                                                                       ----------------

            (b)  The amount of Principal Receivables in the
                 Trust represented by the Investor Interest of
                 Series 1996-1 as of the end of the day on the
                 last day of the preceding Monthly Period                 1,115,151,821
                                                                       ----------------

            (c)  The amount of Principal Receivables in the
                 Trust represented by the Series 1996-1
                 Adjusted Investor Interest as of the end of the
                 day on the last day of the preceding Monthly
                 Period                                                   1,115,151,821
                                                                       ----------------

            (d)  The amount of Principal Receivables in the
                 Trust represented by the Class A Investor
                 Interest as of the end of the day on the last
                 day of the preceding Monthly Period                        920,000,000
                                                                       ----------------

            (e)  The amount of Principal Receivables in the
                 Trust represented by the Class A Adjusted
                 Investor Interest as of the end of day on the
                 last day of the preceding Monthly Period                   920,000,000
                                                                       ----------------


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
            (f)  The amount of Principal Receivables in the
                 Trust represented by the Class B Investor
                 Interest as of the end of the day on the last
                 day of the preceding Monthly Period                         75,273,000
                                                                       ----------------

            (g)  The amount of Principal Receivables in the
                 Trust represented by the Collateral Interest as
                 of the end of the day on the last day of the
                 preceding Monthly Period                                   119,878,821
                                                                       ----------------

            (h)  The Floating Investor Percentage with respect
                 to the preceding Monthly Period                                 56.60%
                                                                       ----------------

            (i)  The Class A Floating Allocation with respect
                 to the preceding Monthly Period                                 46.70%
                                                                       ----------------

            (j)  The Class B Floating Allocation with respect
                 to the preceding Monthly Period                                  3.82%
                                                                       ----------------

            (k)  The Collateral Floating Allocation with respect
                 to the preceding Monthly Period                                  6.08%
                                                                       ----------------

            (l)  The Fixed Investor Percentage with respect to
                 the preceding Monthly Period                                N/A
                                                                       ----------------

            (m)  The Class A Fixed Allocation with respect to
                 the preceding Monthly Period                                N/A
                                                                       ----------------

            (n)  The Class B Fixed Allocation with respect to
                 the preceding Monthly Period                                N/A
                                                                       ----------------

            (o)  The Collateral Fixed Allocation with respect to
                 the preceding Monthly Period                                N/A
                                                                       ----------------

       3    Rebate Accounts
            ---------------

            The aggregate amount of                Aggregate            Percentage of
            Receivables arising in                  Account              Total Trust
            Rebate Accounts with respect            Balance              Receivables
            to the preceding Monthly Account        -------              -----------
            Receivables                                 64,962,213.85             3.17%
                                             ------------------------------------------


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
       4    Delinquent Balances
            -------------------

            The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the preceding Monthly Period:

                                                   Aggregate            Percentage of
                                                    Account                 Total
                                                    Balance              Receivables
                                                    -------              -----------

            (a)  35 - 64 days:. . . . . .               21,233,220.00             1.04%
                                             ------------------------------------------
            (b)  65 - 94 days:. . . . . .               12,587,298.53             0.62%
                                             ------------------------------------------
            (c)  95 - 124 days:. . . . .                10,238,609.97             0.50%
                                             ------------------------------------------
            (d)  125 - 154 days:. . . . .                8,571,052.42             0.42%
                                             ------------------------------------------
            (e)  155 - or more days: . .                 6,771,791.59             0.33%
                                             ------------------------------------------
                            Total                       59,401,972.51             2.91%
                                             ------------------------------------------

       5    Credit Loss Amount (allocable to Series 1996-1)
            -----------------------------------------------

            (a)  The Aggregate Credit Loss Amount for
                 the preceding Monthly Period                                 4,388,150
                                                                       ----------------

            (b)  The Class A Credit Loss Amount for
                 the preceding Monthly Period                                 3,620,223
                                                                       ----------------

            (c)  The Class B Credit Loss Amount for
                 the preceding Monthly Period                                   296,201
                                                                       ----------------

            (d)  The Collateral Credit Loss Amount for
                 the preceding Monthly Period                                   471,726
                                                                       ----------------

       6    Investor Charge Offs
            --------------------

            (a)  The aggregate amount of Class A Investor
                 Charge Offs for the preceding Monthly Period                         0
                                                                       ----------------

            (b)  The aggregate amount of Class A Investor
                 Charge Offs set forth in 5(a) above per $1,000
                 of original certificate principal amount                             0
                                                                       ----------------

            (c)  The aggregate amount of Class B Investor
                 Charge Offs for the preceding Monthly Period                         0
                                                                       ----------------

            (d)  The aggregate amount of Class B Investor
                 Charge Offs set forth in 5(c) above per $1,000
                 of original certificate principal amount                             0
                                                                       ----------------

            (e)  The aggregate amount of Collateral
                 Charge Offs for the preceding Monthly Period                         0
                                                                       ----------------


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
            (f)  The aggregate amount of Collateral Charge Offs
                 set forth in 5(e) above per $1,000 of
                 original certificate principal amount                                0
                                                                       ----------------

            (g)  The aggregate amount of Class A Investor
                 Charge Offs reimbursed on the Transfer Date
                 immediately preceding this Distribution Date                         0
                                                                       ----------------

            (h)  The aggregate amount of Class A Investor
                 Charge Offs set forth in 5(g) above per $1,000
                 original certificate principal amount reimbursed
                 on the Transfer Date immediately preceding
                 this Distribution Date                                               0
                                                                       ----------------

            (i)  The aggregate amount of Class B Investor
                 Charge Offs reimbursed on the Transfer
                 Date immediately preceding this Distribution
                 Date                                                                 0
                                                                       ----------------

            (j)  The aggregate amount of Class B Investor
                 Charge Offs set forth in 5(i) above per $1,000
                 original certificate principal amount
                 reimbursed on the Transfer Date
                 immediately preceding this Distribution Date.                        0
                                                                       ----------------

            (k)  The aggregate amount of Collateral Charge
                 Offs reimbursed on the Transfer Date
                 immediately preceding this Distribution Date                         0
                                                                       ----------------

            (l)  The aggregate amount of Collateral Charge
                 Offs set forth in 5(k) above per $1,000
                 original certificate principal amount
                 reimbursed on the Transfer Date
                 immediately preceding this Distribution Date.                        0
                                                                       ----------------

          7 Investor Servicing Fee -1.25% (allocable to Series 1996-1)
            ----------------------------------------------------------

            (a)  The amount of the Class A Servicing Fee
                 payable by the Trust to the Servicer for the
                 preceding Monthly Period                                       958,333
                                                                       ----------------

            (b)  The amount of the Class B Servicing Fee
                 payable by the Trust to the Servicer for the
                 preceding Monthly Period                                        78,409
                                                                       ----------------

            (c)  The amount of the Collateral Servicing Fee
                 payable by the Trust to the Servicer for the
                 preceding Monthly Period                                       124,874
                                                                       ----------------


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
            (d)  The amount of Servicer Interchange (.75%)  payable
                 by the Trust to the Servicer for the preceding
                 Monthly Period                                                 696,970
                                                                       ----------------


       8    Reallocations
            -------------

            (a)  The amount of Reallocated Collateral
                 Principal Collections with respect to this
                 Distribution Date                                                    0
                                                                       ----------------

            (b)  The amount of Reallocated Class B
                 Principal Collections with respect to this
                 Distribution Date                                                    0
                                                                       ----------------

            (c)  The Collateral Balance as of the close of
                 business on this Distribution Date                         119,878,821
                                                                       ----------------

            (d)  The Class B Investor Balance as of the close of
                 business on this Distribution Date                          75,273,000
                                                                       ----------------

       9    Finance Charge Collections (minus Servicer Interchange)
            -------------------------------------------------------
            allocable to Series 1996-1

            (a)  The aggregate amount of Collections of
                 Finance Charge Receivables processed
                 during the preceding Monthly Period which were
                 allocated in respect of the Class A Certificates            16,183,159
                                                                       ----------------

            (b)  The aggregate amount of Collections of
                 Finance Charge Receivables processed
                 during the preceding Monthly Period which were
                 allocated in respect of the Class B Certificates             1,324,081
                                                                       ----------------

            (c)  The aggregate amount of Collections of
                 Finance Charge Receivable processed
                 during the preceding Monthly Period which were
                 allocated in respect of the Collateral Interest.             2,108,715
                                                                       ----------------

       10   Principal Funding Account
            -------------------------

            (a)  The principal amount on deposit in the
                 Principal Funding Account on or before the
                 Transfer Date of the preceding Monthly Period                        0
                                                                       ----------------

            (b)  The Accumulation Shortfall with respect to
                 the preceding Monthly Period                                         0
                                                                       ----------------


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
            (c)  The Principal Funding Investment Proceeds
                 deposited in the Finance Charge Account on
                 or before the Transfer Date of the preceding
                 Monthly Period                                                       0
                                                                       ----------------

            (d)  The amount of all or the portion of the
                 Reserve Draw Amount deposited in the
                 Finance Charge Account on or before the
                 Transfer date of the preceding Monthly Period
                 from the Reserve Account                                             0
                                                                       ----------------

       11   Reserve Draw Amount
            -------------------

       12   Available Funds [Finance Charge Collections minus
            -------------------------------------------------
            Servicer Interchange]

            (a)  The amount of Class A Available Funds on
                 deposit in the Finance Charge Account on
                 or before the Transfer Date of the preceding
                 Monthly Period                                              16,183,159
                                                                       ----------------

            (b)  The amount of Class B Available Funds on
                 deposit in the Finance charge Account on
                 or before the Transfer Date of the preceding
                 Monthly Period                                               1,324,081
                                                                       ----------------

            (c)  The amount of Collateral Available Funds on
                 deposit in the Finance Charge Account on
                 the preceding Transfer Date                                  2,108,715
                                                                       ----------------

       13   Portfolio Yield (yield minus charge offs)
            -----------------------------------------

            (a)  The Portfolio Yield for the preceding Monthly
                 Period                                                          17.14%
                                                                       ----------------

            (b)  The Portfolio Adjusted Yield for the preceding
                 Monthly Period                                                   9.14%
                                                                       ----------------

C.     Floating Rate Determinations
       ----------------------------

       1    LIBOR for the Interest Period ending on this
            Distribution Date                                                  4.92625%
                                                                       ----------------

       2    Number of days in this interest period                                   32
                                                                       ----------------

       3    Interest Factor                                                    0.56075%
                                                                       ----------------

D.     CUSIP Numbers
       -------------
       1    Class A                                                           337365AA8
                                                                       ----------------
       2    Class B                                                           337365AB6
                                                                       ----------------


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                                         FIRST UNION DIRECT BANK, N.A.
                                         Servicer



                                         By: /s/ JAMES H. GILBRAITH, II
                                         ---------------------------------------



                                         James H. Gilbraith, II
                                         Managing Director
                                         First Union Direct Bank, N.A.





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